UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2021

Black Creek Industrial REIT IV Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-56032	47-1592886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Black Creek Industrial REIT IV Inc. (the “Company”) hereby amends the following Current Report on Form 8-K to provide the requirement financial information:

●	Current Report on Form 8-K (the “Current Report”) filed with the Securities and Exchange Commission (the “SEC”) on July 14, 2021, to provide the required financial information relating to the Company’s acquisition of the Key Logistics Portfolio, as described in that Current Report.

Item 9.01 Financial Statements and Exhibits.

(a) and (b) Financial Statements of Real Estate Property Acquired and Pro Forma Financial Information.

The financial statements and pro forma financial information required by Item 9.01(a) and (b) are filed herewith as exhibits under Item 9.01(d) and such exhibits are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description
99.1	Financial Statements of Real Estate Property Acquired–Key Logistics Portfolio

Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2021 (unaudited) and the Year Ended December 31, 2020

Notes to the Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2021 (unaudited) and for the Year Ended December 31, 2020

99.2	Pro Forma Financial Information–Black Creek Industrial REIT IV Inc.

Pro Forma Consolidated Balance Sheet as of June 30, 2021 (unaudited) Notes to the Pro Forma Consolidated Balance Sheet as of June 30, 2021 (unaudited)

Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2021 (unaudited)

Pro Forma Consolidated Statement of Operations for the Yead Ended December 31, 2020 (unaudited)

Notes to the Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2021 (unaudited) and for the Year Ended December 31, 2020 (unaudited)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACK CREEK INDUSTRIAL REIT IV INC.

September 23, 2021	By:	/s/ SCOTT A. SEAGER
Name: Scott A. Seager
Title: Senior Vice President, Chief Financial Officer and Treasurer

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